Offerings - Offering: 1	Oct. 09, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	30,041
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 30,041,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 4,599.28
Offering Note	Fee per Rule 457(r)